                                                                   Exhibit 10.61

                                                                October 31, 1996




Cityscape Corp.
565 Taxter Road
Elmsford, New York  10523-2300


Gentlemen:

         We are pleased to advise you of the commitment of The First National Bank of Boston (the "Bank"), subject to the terms and conditions set forth below, to provide Cityscape Corp. (the "Borrower") with a line of credit in the amount of $5,000,000.00 (the "Line of Credit") on the following terms and conditions:

         1. Maturity: All loans and advances under the Line of Credit shall be due and payable in full on the earlier of October 24, 1997 or, at the Bank's option, upon the occurrence of any Event of Default (as defined in the Promissory Note evidencing the Line of Credit).

         2. Interest: Advances under the Line of Credit shall bear interest at a rate equal to the aggregate of the Bank's Base Rate and one-half of one percent (0.5%) per annum. Changes in the interest rate shall take effect on the same day as changes in the Base Rate are generally made effective to loans by the Bank. Interest shall be calculated on the basis of a 360-day year and actual day months. As used herein, the "Base Rate" shall mean the rate of interest announced by the Bank at its Head Office from time to time as its Base Rate. Interest shall be payable monthly in arrears on the first day of each month.

         3. Unused Facility Fees: The Borrower shall pay to the Bank a commitment fee calculated at the rate of one-half percent (1/2%) per annum on the average daily amount by which the sum of $5,000,000.00 exceeds the outstanding amount of loans and advances under the Line of Credit during each calendar quarter or portion thereof from the date hereof to the Maturity Date. The commitment fee shall be payable quarterly in arrears on the first business day of each calendar quarter for the

Cityscape Corp.
October 31, 1996
Page 2

                  immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Maturity Date.

         4. Advances Under the Line of Credit: The Borrower shall furnish the Bank with notice of each advance requested under the Line of Credit no later than 1:00 P.M. (Boston time) on the same business day of the proposed advance.

         5. Prepayments: Advances under the Line of Credit may be prepaid at any time in whole or in part without premium or penalty. As long as no Event of Default (as defined in the Promissory Note evidencing the Line of Credit) then exists, any amounts so prepaid may be reborrowed.

         6. Documentation: Advances under the Line of Credit shall be evidenced by a promissory note in the form of Exhibit A hereto.

         7. Conditions to Advances: The Bank's obligation to make any advances under the Line of Credit is subject to satisfaction of each of the following conditions precedent:

                  (a) No Event of Default (as defined in the Promissory Note evidencing the Line of Credit), or event which solely with the passage of time, or giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing.

                  (b) There shall have been no materially adverse change in the business or financial condition of the Borrower or the Guarantor from that existing as of the date of this agreement.

                  (c) No change shall have occurred in any law or regulations thereunder or any interpretations thereof which, in the reasonable opinion of the Bank, would make it illegal for the Bank to make such loan or advance.
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Cityscape Corp.
October 31, 1996
Page 3


         8. Guaranty: All obligations of the Borrower under the Line of Credit shall be unconditionally guaranteed by its parent, Cityscape Financial Corp. (the "Guarantor"). The Guaranty shall be in the form of Exhibit B annexed hereto.

         9.       Covenants:

                  (a) The Borrower and the Guarantor will deliver to the Bank such financial statements and information as the Bank may reasonably request, including, without limitation,

                                    Monthly, within fifteen (15) days following the end of the previous month, an internally prepared management report substantially in the form previously submitted to the Bank;

                                    Quarterly, within forty-five (45) days
                                    following the end of the previous quarter, an internally prepared consolidated and consolidating financial statement of the Guarantor's and its subsidiaries' financial condition at, and the results of its operations for, the previous quarter, which financial statement shall include, at a minimum, a balance sheet, income statement, and statement of cash flow;

                                    Annually, within ninety (90) days following the end of the Guarantor's fiscal year (commencing with the fiscal year ending December 31, 1996), an original signed counterpart of the Guarantor's annual financial statement, which statement shall have been prepared on a consolidated and consolidating basis by, and bear the unqualified opinion of, the Guarantor's independent certified public accountants.

Cityscape Corp.
October 31, 1996
Page 4

                  (b) The Borrower and the Guarantor shall each permit the Bank or any of its designated representatives to visit and inspect any of the properties of the Borrower or Guarantor, to examine the books of account of the Borrower or Guarantor (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower and Guarantor with, its officers, all at such reasonable times and at intervals as the Bank may reasonably request.

                  (c) The Borrower and Guarantor will promptly notify the Bank in writing of the occurrence of any Event of Default (or event which, solely with the passage of time or giving of notice, or both, would constitute an Event of Default).

                  (d) No portion of any loan from the Bank to the Borrower is to be used for the purpose of purchasing or carrying any margin stock as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System.

                  (e) The Borrower and Guarantor shall comply, and shall cause their respective subsidiaries to comply, in all material respects with all laws, rules, regulations and agreements to which they are or may be subject.

                  (f) The Borrower shall not engage in any business other than as a consumer and mortgage finance lender and servicer.

                  (g) The Borrower and the Guarantor each shall, and shall cause their respective subsidiaries to, pay or cause to be paid all taxes, assessments or governmental charges on or against them prior to the time when they become due, other than any tax, assessment or governmental charge which is being contested in good faith and by appropriate proceedings and as to which no lien has been filed
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Cityscape Corp.
October 31, 1996
Page 5

                           against the Borrower, the Guarantor or any of their respective assets.

                  (h) The Borrower and the Guarantor acknowledge that, as provided in the Promissory Note evidencing the Line of Credit, their obligations under the Line of Credit are cross-defaulted with their obligations to any other lender for extensions of credit in excess of $500,000.00, to the end that any default in the payment or performance of any obligation to others for borrowed money in excess of $500,000.00 or in respect of any extension of credit or accommodation under any lease in excess of $500,000.00 shall constitute an Event of Default hereunder.

         10.      Miscellaneous.

                  (a) This Agreement shall be binding upon the Borrower, the Guarantor and their respective successors and assigns and shall enure to the benefit of the Bank and the Bank's successors and assigns.

                  (b) Any determination that any provision of this Agreement or any application hereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                  (c) No failure or delay by the Bank in exercising any right or enforcing any obligation of the Borrower or Guarantor hereunder shall operate as a waiver thereof.

                  (d) The Borrower and Guarantor shall pay all reasonable costs and expenses of the Bank, including, without limitation, reasonable attorneys' fees, incurred by the Bank in the
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Cityscape Corp.
October 31, 1996
Page 6
                           preparation and negotiation of this Agreement, in the administration of the Line of Credit, and in connection with the protection and enforcement of the Bank's rights and remedies hereunder.

                  (e) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

                  (f) This Agreement may be executed in any number of counterparts, each of which together shall constitute one entire agreement.

         If the foregoing sets forth our understanding, please indicate your assent below.

                                                     Very truly yours,

                                                     THE FIRST NATIONAL
                                                     BANK OF BOSTON

                                                     By:    /s/ Robert F. Duggan
                                                            -------------------
                                                     Name:  Robert F. Duggan
                                                            -------------------
                                                     Title: Director
                                                            -------------------
                                  A G R E E D:

CITYSCAPE CORP.                                      CITYSCAPE FINANCIAL CORP.

By:    /s/ Robert C. Patent                     By:    /s/ Robert C. Patent
       ------------------------                        -------------------------
Name:  Robert C. Patent                         Name:  Robert C. Patent
       ------------------------                        ------------------------
Title: Executive Vice President                 Title: Executive Vice President
       ------------------------                        ------------------------

                                    GUARANTY


         GUARANTY, dated as of October __, 1996 by Cityscape Financial Corp., a Delaware corporation (the "Guarantor"), in favor of THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110, and its foreign branches (the "Bank"). In consideration of the Bank's giving, in its discretion, time, credit or banking facilities or accommodations to Cityscape Corp. (together with its successors, the "Customer"), the Guarantor agrees as follows:

         1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

         2. GUARANTOR'S AGREEMENT TO PAY. Should the Customer default in the payment or performance of any of the Obligations, the Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Bank in connection with the Obligations (exclusive of the Bank's internal administrative expenses), this Guaranty and the enforcement thereof.

         3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

         4. WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation;
(iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

         5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations (other than by reason of indefeasible payment in full of such Obligations), or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. Without limiting the generality of the foregoing, interest and costs of collection shall continue to accrue and continue to be deemed Obligations hereunder notwithstanding any stay to the enforcement thereof against the Customer or disallowance of any claim therefor against the Customer. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

         6. SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that whether or not any default in the payment or performance of the Obligations has occurred, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

         7. SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in ail deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

         8. FINANCIAL STATEMENTS AND OTHER INFORMATION. Guarantor hereby represents and warrants to the Bank that the consolidated financial statements of financial condition of Guarantor as of December 31, 1995 and the related statement of earnings and cash flows for the year ended December 31, 1995 heretofore delivered by Guarantor to the Bank are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Guarantor as of the date thereof; that no material adverse change has occurred in the assets, or financial condition of Guarantor reflected therein since the date thereof; and that Guarantor has no material liabilities or known contingent liabilities which are not reflected in such financial statements or referred to in the notes thereto other than Guarantor's obligations under this Guaranty and obligations arising in the ordinary course of business since December 31, 1995. Guarantor hereby agrees that until the earlier of (i) all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of the Customer under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed, or
(ii) the termination of this Guaranty in accordance with the provisions of
Section 10 hereof, Guarantor will deliver to the Bank all financial information the Bank may reasonably request.

         9. FURTHER ASSURANCES. The Guarantor agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

         10. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall affect any rights of the Bank or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.

         11. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

         12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by each of the Bank and the Guarantor. No consent to any departure by the Guarantor from the provisions of this Guaranty shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         13. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, with a copy to Asher Fensterheim, P.C., 565 Taxter Road, Elmsford, New York 10523 and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Telex: 940581 BOSTONBK BSN Attention: Mr. Robert F. Duggan, with a copy to David S. Berman, Esquire, Riemer & Braunstein, Three Center Plaza, Boston, Massachusetts 02108 or at such address as either party may designate in writing.

         14. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 13 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         16. JURY WAIVER. THE BANK (BY ITS ACCEPTANCE HEREOF) AND THE GUARANTOR AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE GUARANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer, as of the date appearing on page one.

WITNESS:                                   CITYSCAPE FINANCIAL CORP.


      /s/ Jonah L. Goldstein             By:    /s/ Robert C. Patent
      -------------------------                 -------------------------------
Name: Jonah L. Goldstein                 Title: Executive Vice President
      -------------------------                 -------------------------------
      Print/Type Full Name

                                   CERTIFICATE


         The undersigned certifies to The First National Bank of Boston that;

         1. He/She is the Secretary of the Guarantor which executed the foregoing Guaranty and in that capacity has the authority to make this certificate on behalf of the Guarantor.

         2. The Guarantor is a Delaware corporation, validly organized or formed and existing in good standing and in the full enjoyment of its powers and franchises under the laws of Israel.

         3. The foregoing Guaranty has been duly executed and delivered on behalf of the Guarantor, such actions have been duly authorized by all necessary corporate or other action, and the execution, delivery and performance of the Guaranty by the Guarantor will not contravene any existing law, rule or regulation, or any provision of its certificate of incorporation or by-laws or other document or documents evidencing its establishment or governing the conduct of its affairs or any agreement to which it is a party or by which it is bound.

         IN WITNESS WHEREOF, the undersigned has made this certificate on behalf of the Guarantor this _____ day of October, 1996.



                                            _______________________________

                           COMMERCIAL PROMISSORY NOTE


$5,000,000.00                                   Boston, Massachusetts
                                                October 31, 1996

         FOR VALUE RECEIVED, the undersigned, promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank") at the Head Office of the Bank, 100 Federal Street, Boston, Massachusetts the principal sum of FIVE MILLION DOLLARS ($5,000,000.00), or, if less, the outstanding principal amount of loans and advances made by the Bank under the Line of Credit established pursuant to a Letter Agreement of even date (as amended and in effect from time to time, the "Letter Agreement"), together with interest at a rate per annum equal to the aggregate of the Base Rate and one-half of one percent (0.5%).

         Interest shall be payable monthly in arrears on the first day of each month commencing December 1, 1996. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. Interest shall accrue from the date on which each advance is made under the Line of Credit.

         The entire outstanding principal balance of this Note, together with accrued and unpaid interest thereon shall be due and payable in full on October 31, 1997.

SECTION 1.  PAYMENT TERMS.

         1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second, to accrued interest; and third to outstanding principal. After the occurrence of an Event of Default payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion.

         1.2 PREPAYMENTS. The principal balance of this Note may be prepaid in whole or in part without penalty or premium. As long as no Event of Default then exists, amounts prepaid may be reborrowed.

         1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum (the "Default Rate") equal to 4% per annum above the rate of interest otherwise payable hereunder.

         1.4 LATE PAYMENT CHARGE. Without limiting the foregoing Section 1.3, if any payment due hereunder is not made on its due date, the Borrower shall pay a late charge equal to one (1%) percent per month of any payment not made when due, including the payment of the entire outstanding balance upon the maturity date hereof. Nothing in the preceding sentence shall affect the Bank's right to accelerate the maturity of this Note in the event of any default in the payment of this Note.

SECTION 2.  DEFAULTS AND REMEDIES.

         2.1 DEFAULT. The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder:

                  (a) (i) default in the payment when due of the principal of or interest on this Note or (ii) any other default in the payment or performance of this Note or of any other Obligation or (iii) default in the payment or performance of any obligation of any Obligor to others for borrowed money in excess of $500,000.00 or in respect of any extension of credit or accommodation or under any lease in excess of $500,000.00;

                  (b) failure of any representation or warranty of any Obligor hereunder or under any agreement or instrument constituting or relating to the Obligations (including, without limitation, the Letter Agreement) or of any material representation or material warranty, statement or information in any documents or financial statements delivered to the Bank in connection herewith to be true and correct in all material respects;

                  (c) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of any books, records and properties of, the undersigned;

                  (d) any Obligor generally not paying its debts as they become due;

                  (e) dissolution, termination of existence, insolvency, appointment of a receiver or other custodian of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, or any change in control of any Obligor; or

                  (f) material adverse change in the condition or affairs (financial or otherwise) of any Obligor.

         2.2 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, at the option of the Bank, all Obligations of the undersigned may become immediately due and payable without notice or demand and the Bank shall be entitled all rights and remedies provided by agreement or at law or in equity. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or any other agreement, and may be exercised separately or concurrently.

SECTION 3.  DEFINITIONS.

         For purposes of this Note, the following definitions shall apply:

         "Base Rate" means the rate of interest announced by the Bank at its Head Office from time to time as its base rate. For purposes of calculating interest hereunder, changes in the Base Rate shall take effect on the same day that such changes take effect generally to loans made by the Bank.

         "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and

         "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest or other lien in property on behalf of the undersigned to constitute collateral for the Obligations.

SECTION 4.  MISCELLANEOUS.

         4.1 WAIVER, AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such collateral, to any and all substitutions, exchanges or releases of any such collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable hereunder, which from time to time may be granted by the Bank in connection herewith regardless of the number or period of any extensions.

         4.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, whether or not the Bank shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

         4.3 TAXES. The undersigned agrees to indemnify the Bank from and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any govern mental authority by reason of the execution, delivery, and performance of this Note and any collateral for the Obligations.

         4.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection or enforcement of this Note or any collateral for the Obligations, or any waiver or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys fees of outside legal counsel or the allocation costs of in-house legal counsel, and including without limitation any fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of the Obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an Obligation secured by any such collateral.

         4.5 BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

         4.6 GOVERNING LAW, CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         4.7 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

         4.8 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE UNDERSIGNED SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE UNDER SIGNED, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Witness:                                 CITYSCAPE CORP.


/s/ Jonah L. Goldstein                   By:    /s/ Robert C. Patent
---------------------------                     ------------------------
                                         Name:  Robert C. Patent
                                                ------------------------
                                         Title: Executive Vice President
                                                ------------------------